                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1997.


                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                      ---------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997


                                         CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                                         TRUST ACCOUNT #80-4667300
                                         REMITTANCE DATE: 5/15/97


                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                 $7,948,706.94

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            7,948,706.94

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (5.71%)              5.71%
          b. Class A-1 Interest                        124,665.02     3.82173563
          c. Class A-2 Remittance Rate (6.05%)              6.05%
          d. Class A-2 Interest                        328,338.54     5.04166664
          e. Class A-3 Remittance Rate (6.23%)              6.23%
          f. Class A-3 Interest                        297,186.58     5.19166675
          g. Class A-4 Remittance Rate (6.49%)              6.49%
          h. Class A-4 Interest                        479,129.66     5.40833335
          i. Class A-5 Remittance Rate (6.86%)              6.86%
          j. Class A-5 Interest                        318,904.25     5.71666667
          k. Class A-6 Remittance Rate (7.29%)              7.29%
          l. Class A-6 Interest                        755,644.95     6.07500000
     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                        .00            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 2


                                         CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                                         TRUST ACCOUNT #80-4667300
                                         REMITTANCE DATE: 5/15/97


                                                       Total $        Per $1,000
                                                       Amount          Original
                                                   --------------     ----------
     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                .00            .00

B.   Principal
     (5)  Formula Principal Distribution Amount      3,820,083.43            N/A
          a. Scheduled Principal                       485,488.86            N/A
          b. Principal Prepayments                   3,065,442.36            N/A
          c. Liquidated Contracts                       30,185.78            N/A
          d. Repurchases                                      .00            N/A
          e. Current Month Advanced Principal          901,256.65            N/A
          f. Prior Month Advanced Principal          (662,290.22)            N/A

     (6)  Pool Scheduled Principal Balance         490,660,477.14

     (6b) Adjusted Pool Principal Balance          489,759,220.49   979.51844098
     (6c) Pool Factor                                  0.97951844

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date             .00

     (8)  Class A Percentage for such Remittance
          Date                                             92.40%

     (9)  Class A Percentage for the following
          Remittance Date                                  92.34%

     (10) Class A Principal Distribution:
          a. Class A-1                               3,820,083.43   117.10862753
          b. Class A-2                                        .00            .00
          c. Class A-3                                        .00            .00
          d. Class A-4                                        .00            .00
          e. Class A-5                                        .00            .00
          f. Class A-6                                        .00            .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 3


                                         CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                                         TRUST ACCOUNT #80-4667300
                                         REMITTANCE DATE: 5/15/97


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                   --------------   ------------
     (11)  Class A-1 Principal Balance              22,379,220.49   686.05826150
     (11a) Class A-1 Pool Factor                        .68605826

     (12)  Class A-2 Principal Balance              65,125,000.00   1000.0000000
     (12a) Class A-2 Pool Factor                       1.00000000

     (13)  Class A-3 Principal Balance              57,243,000.00   1000.0000000
     (13a) Class A-3 Pool Factor                       1.00000000

     (14)  Class A-4 Principal Balance              88,591,000.00   1000.0000000
     (14a) Class A-4 Pool Factor                       1.00000000

     (15)  Class A-5 Principal Balance              55,785,000.00   1000.0000000
     (15a) Class A-5 Pool Factor                       1.00000000

     (16)  Class A-6 Principal Balance             124,386,000.00   1000.0000000
     (16a) Class A-6 Pool Factor                       1.00000000

     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 4



                           CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 5/15/97


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

          (18)   31-59 days                     1,734,315.03               47

          (19)   60 days or more                  454,797.63                8

          (20)   Current Month Repossessions      104,815.33                5

          (21)   Repossession Inventory           104,815.33                5


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

          (22)   Average Sixty-Day Delinquency Ratio Test

                 (a)  Sixty-Day Delinquency Ratio for current Remittance
                      Date                                                .09%

                 (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                      average of ratios for this month and two preceding
                      months; may not exceed 3.5%)                        .05%

          (23)   Average Thirty-Day Delinquency Ratio Test

                 (a) Thirty-Day Delinquency Ratio for current Remittance
                     Date                                                 .35%

                 (b) Average Thirty-Day Delinquency Ratio (arithmetic
                     average of ratios for this month and two preceding
                     months; may not exceed 5.5%)                         .22%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 5



                    CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                    TRUST ACCOUNT #80-4667300
                    REMITTANCE DATE: 5/15/97


(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          9.5% thereafter)                                                    0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date             (2.36)

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                               0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                                15.43%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                         .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                  7.59%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 6


                           CUSIP#'S 393505-SK9
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                   --------------   ------------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                                 1,824,754.51

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.22%,
          unless Weighted Average Contract
          Rate is below 7.22%)                              7.22%
      b.  Class M-1 Interest                           233,145.83     6.01666658

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                       .00              0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                       .00              0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

B.    Principal
(34)  Formula Principal Distribution Amount                   .00            N/A
      a.  Scheduled Principal                                 .00            N/A
      b.  Principal Prepayments                               .00            N/A
      c.  Liquidated Contracts                                .00            N/A
      d.  Repurchases                                         .00            N/A

(35)  Class M-1 Principal Balance                   38,750,000.00  1000.00000000
(35a) Class M-1 Pool Factor                            1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 7


                           CUSIP#'S 393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 5/15/97


(36) Class M-1 Percentage for such Remittance
     Date                                                    .00%


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                   --------------   ------------
(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                                  .00     0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                 .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

(39) Class M-1 Percentage for the following
     Remittance Date                                         .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  1,591,608.68

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)         7.23%

(3)  Aggregate Class B1 Interest                       120,500.00     6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 8


                           CUSIP#'S 393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 5/15/97


(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                       .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                       .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                .00

(8a)  Class B Percentage for such Remittance Date             .00


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                   --------------   ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                  .00

(10a) Class B1 Principal Shortfall                            .00

(10b) Unpaid Class B1 Principal Shortfall                     .00

(11)  Class B Principal Balance                     37,500,000.00

(12)  Class B1 Principal Balance                    20,000,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                     1,471,108.68

(14)  Class B-2 Remittance Rate (7.76%
      unless Weighted Average Contract
      Rate is less than 7.76%)                              7.76%

(15)  Aggregate Class B2 Interest                      113,166.67     6.46666686

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 9


                           CUSIP#'S 393505-RA2.RB0
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 5/15/97


(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                   .00            .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall           .00            .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                .00

(19)  Class B2 Principal Liquidation Loss Amount              .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                    .00

(21)  Guarantee Payment                                       .00

(22)  Class B2 Principal Balance                    17,500,000.00


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                   --------------   ------------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                 205,934.00

(24)  3% Guarantee                                   1,152,008.01

(25)  Class C Residual Payment                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             APRIL 1997 - Page 10


                           CUSIP#'S 393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 5/15/97


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

(28) Repossessed Contracts                             104,815.33

(29) Repossessed Contracts Remaining
     in Inventory                                      104,815.33

(30) Weighted Average Contract Rate                      10.31541